SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2003

America West Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12649	86-0847214
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

America West Airlines, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 30, 2003, America West Airlines, Inc. issued a press release announcing that it has been informed by the Air Line Pilots Association (ALPA) that its pilots have voted to ratify a three-year contract.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Exhibit Number	Description

99.1	Press release, dated December 30, 2003.

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST HOLDINGS CORPORATION

Dated: December 30, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA WEST AIRLINES, INC.

Dated: December 30, 2003	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer

2.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated December 30, 2003.